Construction in Progress (Tables)	3 Months Ended
Mar. 31, 2026
Construction in Progress [Abstract]
Schedule of Construction in Progress
	As of December 31,	As of March 31,
	2025	2026
	(Audited)	(Unaudited)
Other cloud infrastructure(1)	$-	$19,826
Artificial intelligence platform under construction(2)	-	4,509
Construction in progress	$-	$24,335

(1)	Construction in progress primarily consisted of other cloud infrastructure under construction, which was not available for use as of March 31, 2026 and expected to be completed by the end of 2026.

(2)	On April 10, 2025, Shengda Automobile entered an agreement to purchase an artificial intelligence platform, which is expected to be completed in April 2027, with totaling price of RMB225 million (approximately $32.6 million). The Group has paid RMB31.1 million (approximately $4.5 million) as of March 31, 2026.